UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

May 11, 2012
Date of Report (date of earliest event reported)

UNITED ESYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49745	91-2150635
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2150 North Hwy 190 Barracks Street
Covington, LA 70433
(Address of Principal Executive Offices
Including Zip Code)

(228) 832-1597
(Registrant’s telephone number,
Including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instructions A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230,425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountants

a)     On June 21, 2012, Coulter & Justus, P.C. (“Coulter”) replaced Laporte, APC (“Laporte”) as the Company’s independent public accountants.  The Company’s Board of Directors approved and ratified the change of the registered independent public accountants from Laporte to Coulter.

b)     Laporte, the principal accountant previously engaged to audit the Company’s financial statements, resigned as auditors for the Company on May 11, 2012.  Laporte’s reports on the Company’s consolidated financial statements for the years ended December 31, 2010, and December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

c)     During the years ended December 31, 2010, and December 31, 2009, and the subsequent interim period through May 11, 2012, the date of resignation, there were no disagreements with Laporte on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Laporte’s satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company’s consolidated financial statements; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

d)     During the years ended December 31, 2010, and December 31, 2009, including the subsequent interim period through May 11, 2012, the Company did not consult Coulter with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

e)     The Company provided Laporte with a copy of the foregoing disclosures and requested a letter from Laporte addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stated the respects in which they do not agree.  Laporte’s letter is attached hereto as Exhibit as Exhibit 16.1.

Section 9.  Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits

Exhibit 16.1 Letter from Laporte, APAC to The Securities and Exchange Commission dated June 29, 2012.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED ESYSTEMS INC.

Dated: July 2, 2012	By:	/s/ Walter Reid Green, Jr.
Walter Reid Green, Jr.
President and Principal Executive Officer